                                                                    EXHIBIT 10.5

                               AGREEMENT OF LEASE

      AGREEMENT OF LEASE made as of May 10th, 2005 between MARLMAR ASSOCIATES, LLC, a limited liability company, having its principal office at 80 Davids Drive, Hauppauge, NY 11788 (hereinafter referred to as "Landlord") and NASTECH PHARMACEUTICAL CO., INC. a corporation having its principal office at 3450 Monte Villa Parkway, Bothell, WA 98021 (hereinafter referred to as "Tenant").

                                     RECITAL

      Landlord has agreed to demise and lease unto Tenant and Tenant has agreed to hire and take from Landlord the premises (the Premises), which Premises are located in the building and improvements erected (the Building) designated as Building 80 Davids Drive, Suite #2, Hauppauge, York 11788. Now, therefore, in consideration of the terms, conditions and covenants of this Lease, it is hereby agreed as follows:

                                      TERM

      1. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, the Premises for a term of five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence July 1, 2005 (the "Commencement Date") and to terminate on June 30, 2010 (the "Expiration Date).

                                      TITLE

      2. The Premises are let subject to covenants, restrictions and easements of record, governmental laws, rules, regulations and order, and the reservation by Landlord of all air rights above, around and about the Premises and all rights to increase the size of the Building or the sizes of surrounding buildings based on the air rights appurtenant to the Premises, as, if and when permitted by any present or future zoning laws, ordinances, orders or regulations.

                                      RENT

      3. (a) Tenant covenants to pay to Landlord at its principal office, or at such place as Landlord shall from time to time direct in writing, the minimum annual rent set forth below, and the additional rent required to be paid pursuant to the terms of this Lease. Minimum annual rent and such other additional rent and charges which Tenant shall be required to pay are hereinafter sometimes referred to as "Rent". Minimum annual rent shall be as follows:

      During the first year of this Lease, the Rent shall be $43,722.00 per annum, payable in equal monthly installments of $3,643.50.

      During the second year of this Lease, the Rent shall be $45,470.88 per annum, payable in equal monthly installments of $3,789.24.

      During the third year of this Lease, the Rent shall be $47,289.72 per annum, payable in equal monthly installments of $3,940.81.

      During the fourth year of this Lease, the Rent shall be $49,181.28 per annum, payable in equal monthly installments of $4,098.44.

      During the fifth year of this Lease, the Rent shall be $51,148.56 per annum, payable in equal monthly installments of $4,262.38.

            (b) Tenant shall pay the minimum annual rent in equal monthly installments in advance on the first day of each calendar month included in the Term except for the first month's rent which shall be paid on the signing of this lease.

            (c) All Rent shall be paid in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at the address of Landlord set forth in this Lease or at such other place as Landlord in writing may designate without (except as may be otherwise herein expressly provided) any set-off or deduction whatsoever and without any prior demand therefore.

            (d) Unless another time shall be herein expressly provided, any additional rent shall be due and payable on demand or together with the next succeeding installment of minimum annual rent, whichever shall first occur; and Landlord shall have the same remedies for failure to pay the additional rent as for a non-payment of minimum annual rent.

            (e) For any portion of a calendar month included at the beginning or end of the term, Tenant shall pay 1/30th of each monthly installment of Rent for each day of such portion, payable in advance at the beginning of such portion.

            (f) In any case in which the base rent is not paid within ten (10) days or additional rent is not paid within twenty (20) days of the day when same is due, Tenant shall pay a late charge equal to 8 1/2 cents for each dollar so due; and in addition thereto, the sum of $100.00 for the purpose of defraying expenses incident to the handling of such delinquent account. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment of rent to Landlord by Tenant.

Tenant further agrees that the late charge assessed pursuant to this lease is not interest, and the late charge assessed does not constitute a lender or borrower/creditor relationship between Landlord and Tenant.

            (g) If Tenant shall default in making any payment required to be made by Tenant or in performing any obligation of Tenant under this Lease which shall require the expenditure of money, Landlord may, but shall not be obligated to make such payment on behalf of Tenant or expend such sum as may be necessary to perform or fulfill such obligation. Any sums so paid by Landlord shall be deemed Rent and shall be due and payable to Landlord at the time of payment of the next installment of minimum annual rent.

                                 USE OF PREMISES

      4. Tenant shall use and occupy the Premises solely for: warehousing and light manufacturing with offices appurtenant thereto, and for no other purpose. Tenant shall not use or permit the use of the Premises contrary to any applicable statute, ordinance or regulation or in violation of the Certificate of Occupancy as provided by the Landlord prior to the execution of this Lease, or in a manner which would cause structural injury to the Building.

                                      TAXES

      5. (a) Tenant shall pay its proportionate share of the real estate taxes during the lease term. For the purpose of this Article, "real estate taxes" includes all real estate taxes, assessments, and all other kinds of governmental impositions and charges, whether ordinary or extraordinary, general or special, foreseen or unforeseen, and every installment thereof which are, during the term hereof, levied, assessed, or imposed, become due and payable, or liens upon, or arise in connection with the use, occupancy, or possession of, or become due and payable out of or for the Building or any part thereof.

            (b) Tenant's proportionate share shall be 12.33%, as mutually verified by a building plan provided by Landlord.

            (c) Nothing contained herein shall be construed to include as a tax which shall be the basis of real estate taxes, any inheritance, estate, succession, transfer gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Tenant. However, if at any later time the methods of taxation are altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed (i) a tax on the rents received by Landlord from the Building or any portion thereof or
(ii) a license fee measured by rents received by Landlord from the Building or any portion thereof, the same shall be included in the computation of real estate taxes hereunder, computed as if the amount of tax or fee were that due if the Building were the only property of Landlord subject to tax.

            (d) All taxes assessed prior to but payable in whole or in installments during the lease terms and all taxes assessed during the term but payable in whole or in installments after the lease term, shall be adjusted and prorated, so that the Landlord shall pay its pro-rated share for the period preceding and following the lease term and the Tenant shall pay its pro-rated share for the lease term.

            (e) Landlord shall render to Tenant a statement containing a computation of additional rent due under this Article ("Landlord's Statement") for the preceding year. Within twenty (20) days after the rendition of the Landlord's Statement which shows additional rent to be payable, Tenant shall pay to Landlord the amount of such additional rent. On the first day of each month following the rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of the potential additional rent, a sum equal to one-twelfth (1/12th) of the additional rent paid by Tenant, which sum shall be subject to increase in Taxes effective prior thereto.

            (f) Landlord's failure to render a Landlord's Statement with respect to any Escalation Year shall not prejudice Landlord's right to render a Landlord's Statement with respect to any Escalation Year. The obligation of Landlord and Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive the expiration or any sooner termination of the Demised Term.

                            CONSTRUCTION IN PREMISES

      6. (a) Landlord shall perform the following work in the Premises at its sole cost and expense, prior to the Commencement Date to provide warehouse space exposed to underside of roof structure and mechanical systems.

      1. Replace two (2) HVAC units, including installation.

      2. Remove drop ceiling, raise sprinkler heads/existing ductwork and raise, if necessary, existing wiring and conduits to the underside of existing steel, and extending the firewalls accordingly, and any other associated demolition in the warehouse area to achieve the foregoing.

      3. Remove existing tile floor in the warehouse area, seal concrete floor in the warehouse area with a clear seal patch, repair existing warehouse walls, where necessary, paint warehouse walls, install high bay lighting in warehouse, enlarge opening to the loading dock air-lock.

      4. Office area to be renovated as per plan, including paint and carpet, including other cosmetic preparation necessary to render space in "move in" condition.

            (b). Tenant shall, at its own cost and expense, install loading lock leveler and all work associated with the installation of its refrigeration unit and warehouse racking.

            (c). In all other respects, the Tenant accepts the Premises in "as is" condition.

                   TENANT'S INSTALLATION PRIOR TO COMMENCEMENT

      7. Tenant may, prior to the Commencement Date, with Landlord's consent, which consent shall not be unreasonably withheld, enter upon the Premises, at its own risk, to build, construct and install its equipment, signs and fixtures for the operation of its business; however, the indemnity contained in Article 15 shall apply to any claims arising out of the performance of said work. Tenant shall supply Landlord with worker's compensation certificates for all persons and/or contractors performing work for Tenant at the Premises during the course of construction, a public liability insurance policy in the sum of One Million ($1,000,000.00)/Three Million ($3,000,000.00) Dollars for personal injuries and death claims and Two Hundred Fifty Thousand ($250,000.00) Dollars for property damage. In the event any mechanics liens shall be filed against the Premises or the Building by any of Tenant's contractors, subcontractors or materialmen, Tenant shall discharge the lien by bond, payment or otherwise within ten (10) days of filing thereof and upon Tenant's failure to so discharge any such liens, Landlord may, at its option, remove the lien by payment or bonding and charge the Tenant with the cost thereof together with reasonable counsel fees. Landlord shall have the option of paying out the monies for said liens from any funds of Tenant in Landlord's possession. Nothing in this Lease contained shall be construed in any way as constituting the consent or request of the Landlord, expressed or implied, to any contractor, subcontractor, laborer or materialmen for the performance of any labor or the furnishing of any material for any improvement, alteration or repair of the Premises, nor as giving any right or authority to contract for the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's liens against the Premises.

               REPAIRS, MAINTENANCE, FLOOR LOADS AND RESTRICTIONS

      8. (a) During the term of this Lease Landlord shall make all structural repairs to the roof, exterior walls and foundation of the Premises, except structural repairs required as a result of the acts or negligence of Tenant, its agents, officers, employees, patrons or licensees. Tenant shall at all times keep and maintain the Premises leased to Tenant in good order, condition and repair, shall make all other repairs required to the Premises leased to Tenant not required to be made by Landlord, including without limiting the generality of the foregoing, (i) maintenance and repair of the electrical, heating, plumbing, and air-conditioning facilities in the Premises leased to Tenant; (ii) generally keeping and maintaining the interior of the Premises leased to Tenant , in good repair and condition; (iii) keeping the Premises leased to Tenant clean and free of debris, and sidewalks directly accessing the Premises leased to Tenant free of snow and ice; and (iv) repair and maintenance of all plate glass. Tenant shall at all times obtain and keep in full force and effect for the benefit of Landlord and Tenant, with a responsible company doing business in Suffolk County, a service, repair and maintenance contract with respect to the heating, ventilating and air-conditioning systems of the Premises leased to Tenant. A copy of such contract and all renewals thereof shall upon issuance and thereafter not later than ten (10) days prior to expiration, be furnished to Landlord together with evidence of payment. If Tenant fails to make any repairs or replacements required to be made by Tenant, Landlord may perform same for the account of Tenant at Tenant's expense and the cost thereof shall be due and payable by Tenant to Landlord as Rent.

      (b) Landlord shall maintain the exterior, the parking lot, sidewalk, driveways and landscaping on, about or serving the Premises in good order and repair, including snow removal and sweeping of the parking lot (excluding sidewalks). Tenant shall, as Tenant's contribution with respect to such maintenance, pay to Landlord as additional rent, within twenty
(20) days after billing thereof by Landlord, which billing shall not be more often than every three months, Tenant's pro rata share (as such term is defined in Article 36) of the actual cost of such maintenance. Landlord's bills shall be accompanied by a statement showing in a reasonable detail Landlord's actual costs for the period in questions. Tenant's failure to object to any such statement within twenty (20) days after the service thereof shall be deemed an acceptance by tenant of the accuracy thereof. As used herein, the term "actual costs shall be deemed to include, without limiting the generality of the foregoing, gardening, landscaping, planting, replanting and replacement of flowers, shrubbery and grass, public liability, worker's compensation insurance with respect to the work to be performed by Landlord, striping, lighting, if lights are nor or at any time hereafter placed within said parking areas (including cost of electricity and maintenance and replacement of fixtures and bulbs), repair of paving, curbs and walkways, repair and cleaning of drainage facilities, rental of machinery and equipment, cost of personnel to implement all of the foregoing (including worker's compensation insurance covering such personnel), other similar direct costs of the type incurred in the operation of comparable properties plus 15% of all of the foregoing costs to cover Landlord's administrative overhead costs.

            (c) Landlord shall not be required to commence any repairs required to be performed by it until after notice from Tenant that same are necessary, which notice, except in the case of an emergency, shall be in writing and shall permit Landlord ten (10) days in which to commence such repair, unless the nature of the repair requires immediate response, and in such case Tenant shall include such request in the notice. When necessary by reason of accident or other casualty occurring in the Building or at the Premises or elsewhere on Landlord's surrounding property, or in order to make any necessary repairs, alterations or improvements in or relating to the Building or the Premises or other portions of Landlord's property, Landlord reserves the right to interrupt, temporarily, and on written notice to Tenant, the supply of utility services until said repairs or improvements shall have been completed. There shall be no abatement in rent because of any such interruption if Landlord shall pursue such work with reasonable diligence and dispatch.

            (d) Tenant shall not place a load upon any floor of the Premises which exceeds the floor load per square foot area which such floor was designed to carry. If Tenant shall desire a floor load in excess of that for which the floor of any portion of the Premises is designed, upon submission to Landlord of plans showing the location of and the desired floor live load for the area in question, Landlord may strengthen and reinforce the same, at Tenant's sole expense, so as to carry the live load desired. Business machines and mechanical equipment used by Tenant which cause vibration or noise that may be transmitted to the Building or to any occupiable space to such a degree as to be reasonably objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at its expense, in settings of cork, rubber or spring-type vibration eliminators sufficient to minimize such vibration or noise.

            (e) Tenant shall comply with the following restrictions with respect to the Premises:

                  (i) Tenant shall store all trash and refuse in appropriate sealed and covered containers provided by Landlord's contractor either within the Premises or in a concealed location at the rear of the Building and shall attend to the regular disposal and removal thereof.

                  (ii) Tenant shall receive all deliveries, load and unload goods, merchandise, supplies, fixtures, equipment, furniture and rubbish only through proper service doors and loading docks serving the Building.

                  (iii) Tenant shall not change the exterior colors or architectural treatment of the Premises or make any alterations or changes to the exterior of the Building or to the grading, planting or landscaping of the exterior of the Building.

                  (iv) Tenant shall not place or install or suffer to be placed or installed any sign upon the Building or the Premises unless such sign shall be approved by Landlord and shall be harmonious with the signs of adjoining properties. In any event, Tenant shall not place or cause to be placed upon the Building any awning, canopy, banner, flag, pennant, aerial, antenna or the like. All signs or lettering on or about the Premises or the Building shall be neat and of reasonable size. The following are strictly prohibited:

                        (x) Paper signs and stickers;

                        (y) Moving, flickering or flashing lights;

                        (z) Exposed neon or fluorescent tubes or other exposed light sources.

                  (v) Tenant shall not permit the parking of any vehicle on the streets and roadways adjoining or surrounding the Building and Tenant shall require its employees, customers, invitees, licensees and visitors to park only in the parking areas serving the Premises. Tenant shall at all times be permitted its pro rata share of parking spaces in the parking lot of the Building, however, Landlord may, at any time, designate, at Landlord's discretion, the exact location and identify Tenant's pro rata share of parking spaces and thereafter Tenant shall cause its employees, customers, invitees, licensees and visitors to park only in the designated parking spaces. Tenant agrees that any violators of this parking restriction may be towed away by Landlord at Tenant's sole cost and expense and Tenant shall indemnify, defend and hold Landlord harmless against any claims or liabilities (including Landlord's attorneys' fees) arising by reason of such towing by Landlord.

                  (vi) Tenant shall not manufacture or store any item which, in the opinion of Landlord, causes offensive odors, irritations, or any discomfort to occupants of the Building of which the Demised Premises form a part.

            (f) Tenant shall pay to Landlord, its pro-rata share (as such term is defined in Article 36) of all sewer line charges, within twenty (20) days after billing by Landlord, which is ten (10 cents) cents per square foot, based upon 4,164 square feet

                              TENANT'S ALTERATIONS

      9. (a) Tenant shall not make (i) any structural alterations in or to the Premises or the Building without Landlord's prior written consent, or (ii) make any additions to the Building.

            (b) Tenant may, without Landlord's consent, make non-structural alterations or improvements to the Premises, the cost of which does not exceed $10,000.00. No other alterations, improvements or changes shall be made without Landlord's consent, which consent shall not be unreasonably withheld. All buildings, improvements, alterations and replacements, and all building service equipment made or installed by or on behalf of Tenant shall immediately upon completion or installation thereof be and become the property of Landlord. All trade fixtures, moveable partitions, furniture and furnishings installed at the expense of Tenant shall remain the property of Tenant and Tenant may remove the same or any part thereof during the term of this Lease, or if the term shall end prior to the date herein specifically fixed for such termination, then within a reasonable time thereafter, but Tenant shall at its expense, repair any and all damage to the Premises resulting from or caused by such removal. Title to any property which Tenant elects not to remove or which is abandoned by Tenant shall, at the end of the term, vest in Landlord. Tenant shall not make any non-structural alterations or improvements, the cost of which exceeds $10,000.00 until it shall have first submitted to Landlord plans and specifications for such work and Landlord shall have approved same. All such work to be performed by Tenant shall be in accordance with the approved plans and specifications and Landlord shall have the right at any time during the pendency of such work to inspect the Premises and the manner of construction. In the event of any such repairs, alterations or improvements, Landlord shall have the option to require Tenant to deliver to Landlord at Tenant's cost and expense a bond satisfactory to Landlord in the sum equal to the cost of the work issued by a surety company authorized to do business in the State of New York, which bond shall guaranty completion of the repairs, alterations and improvements and payment of the cost of the work. Any mechanics liens filed at any time against the Premises, for work claimed to have been performed or for materials claimed to have been furnished to Tenant or Tenant's contractors or subcontractors, shall be discharged by Tenant within twenty days after filing by bonding, payment or otherwise.

                                    UTILITIES

      10. Tenant shall provide, at its own expense, fuel, heat, electricity and other utilities. Water shall be supplied by Landlord through a common water meter. Tenant shall pay to Landlord, as Tenant's contribution with respect to Water, as additional rent, Tenant's pro-rata share (as such term is defined in Article 36), of the actual cost of such Water, provided all tenants in the Building use the water for domestic water purposes only. In the event any other tenant uses water for other than domestic water purposes, the amount of water bill will be adjusted accordingly. Tenant shall pay to Landlord, its proportionate share (as such term is defined in Article "36") of the cost of sewer charges.

                         REQUIREMENTS OF LAW, SPRINKLERS

      11. (a) Tenant shall promptly execute, obtain all permits, and comply with all statutes, ordinances, rules, orders, regulations and requirements (including those which require structural alterations) of the Federal, State, County and Local Government and of any and all their Departments and Bureaus applicable to the Premises, for the correction, in, upon, or connected with the Tenant's specific use of the Premises during the term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires at the Tenant's own cost and expense. In the event Tenant is required by the provisions of this paragraph to make a structural alteration, then, prior to the commencement of such alteration, Tenant shall secure the payment of the costs of such alteration with a surety bond or other means satisfactory to Landlord.

            (b) Tenant shall keep and maintain any sprinkler system now or hereafter installed in the Premises leased to Tenant in good repair and working condition, and if the New York Board of Fire Underwriters of the New York Fire Insurance Exchange or any Bureau, Department or official of any Federal, State or local governmental or quasi-governmental authority shall require or recommend any changes, modifications or alterations, including, without limitation, additional sprinkler heads or other equipment, to be made or supplied by reason of Tenant's business or the location of partitions, trade fixtures or other contents of the Premises leased to Tenant, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the Premises leased to Tenant are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company with respect to the Building, the Premises leased to Tenant or any adjoining or nearby buildings or improvements, Tenant shall at Tenant's sole cost and expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. Landlord shall throughout the Term maintain for the benefit of Landlord and Tenant, a contract for Sprinkler Supervisory Service. Tenant shall pay to Landlord its proportionate share of the cost, (as defined in Article 36) hereof.

            (c) Tenant shall not cause Hazardous Materials (hereinafter defined) to be brought upon or kept or used on the Premises in violation of any Hazardous Materials Law. Without limiting the foregoing, Tenant shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with al applicable Federal, State and Local laws or regulations, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any person or entity claiming through or under Tenant or any of their employees, contractors, agents, visitors or licensees (collectively "Related Parties"), a release of Hazardous Materials onto the Premises. Tenant shall comply with and ensure compliance by all Related Parties with all applicable Federal State and Local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all Related Parties obtain and comply with, any and all approvals, registrations or permits required thereunder. With respect to Hazardous Materials for which Tenant is responsible hereunder and only with regard to its own activities or the activities of its agents or invitees shall, as reasonably necessary, (a) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal, and other actions necessary to clean up and remove all Hazardous materials, on, from, or affecting the Premises (i) in accordance with all applicable Federal, state and local laws, ordinances, rules, regulations, and policies, (ii) to the satisfaction of Landlord, and (iii) in accordance with the orders and directives of all Federal, state, and local governmental authorities, and (b) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (i) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (iv) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event this Lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Premises to Landlord free of any and all Hazardous Materials so that the conditions of the Premises shall conform with all applicable Federal, state and local laws, ordinances, rules or regulations affecting the Premises. For purposes of this paragraph, "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservations and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local environmental law, ordinance, rule, or regulation.

            (d) If by reason of Tenant's use and occupancy or abandonment of the Premises, or if by reason of the improper or careless conduct of any business upon or use of the Premises, the fire insurance rates for the Building, or any other tenants or occupants of the Building of any adjoining or nearby buildings or improvements or any tenants or occupants thereof (including contents and equipment coverage) shall at any time be higher than it otherwise would be, Tenant shall reimburse Landlord as additional rent hereunder, for that part of all fire insurance premiums charged to such other owners, tenants or occupants because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the Premises, and shall make such reimbursement upon the first day of the month following billing thereof by Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this Lease, first above specified. In any action or proceeding based upon or arising out of this provision, a schedule or "make up" of rate for the Building or any other affected insurance coverage purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rate, shall be prima facie evidence of the facts therein stated.

                                    INSURANCE

      12. (a) Tenant shall, during the term of this Lease, maintain insurance against loss by fire with extended coverage, malicious mischief, storm and sprinkler damage, covering all fixtures, equipment, improvements or betterments installed or made by Tenant in or about the Premises leased to the Tenant in such amounts as Tenant in its reasonable discretion deems appropriate and necessary.

            (b) If there is a steam boiler or pressure vessel or other similar equipment in the Premises leased to the Tenant for their exclusive use, a steam boiler and machinery insurance policy written on a broad form basis to the limit of $300,000.00 with a waiver of right in all such insurance policies to recover by way of subrogation against Landlord or Tenant, with insurance companies of recognized responsibility authorized and licensed to issue such policies in the State of New York reasonably acceptable to Landlord, and to maintain such insurance at all times during the term of this Lease. Such policies shall be obtained by Tenant and the policies shall be issued in the name of Landlord and, at the direction of Landlord, loss to be payable to Landlord and mortgagee as their interests shall appear. The policies shall remain at all times in the possession of Landlord or Landlord's mortgagees. Tenant shall pay the premiums on said policies and furnish proof of payment to Landlord as they accrue, and if not so paid, Landlord may, at its option, pay such premiums. All premiums, whether or not paid by Landlord shall be deemed additional rent and due and payable on the next rent day or any subsequent rent day and payments of such premiums by Landlord shall not be deemed a waiver of the default in payment by Tenant. In lieu of delivering insurance policies, Tenant may furnish a Certificate of Insurance under a blanket insurance policy covering other premises of Tenant, provided that an endorsement is contained thereon naming Landlord as the insured and owner of the Premises and fixing a separate value for the coverage allocable to the Premises.

            (c) Tenant shall, during the term of this Lease, at Tenant's sole cost and expense, provide and keep in force for the benefit of Landlord and Tenant as their interests may appear, public liability insurance policy or policies of standard form in the State of New York, with single limits of One Million ($1,000,000.00)/ Three Million ($3,000,000.00) Dollars bodily injury including death, and Two Hundred Fifty Thousand ($250,000.00) Dollar limits for property damage, such policy or policies to cover the Premises, inclusive of sidewalks and parking facilities. The policies shall be obtained by Tenant and certificates thereof delivered to Landlord upon the commencement of the term thereof, with evidence of payment of the premiums thereon and shall be taken in well rated insurance companies authorized to do business in the State of New York.

            (d) Landlord shall keep the Building insured against loss by fire with extended coverage, rent insurance covering rent and any additional rent for the entire term of this lease, malicious mischief, storm damage, if available, and against such other risks and such amounts as Landlord in its reasonable discretion deems appropriate and necessary. Landlord agrees that all such policies shall carry a waiver of subrogation. Tenant shall pay its pro rata share (as such term is designated in Article 36) of all such insurance premiums thereof within twenty (20) days after billing by Landlord. With respect to any premium for any policies commencing or expiring before or after the Expiration Date, as the case may be, such premium shall be pro rated based upon the number of months included in the Term of this Lease during which policy was in effect.

                              DAMAGE OR DESTRUCTION

      13. (a) If the Building or the Premises shall be damaged or destroyed during the term by fire or other casualty covered by insurance then carried by Landlord, to the extent permitted by the insurance proceeds collected by Landlord, Landlord shall, with due diligence, repair and/or rebuild the same to substantially the condition it was in immediately prior to such damage or destruction. Tenant shall receive and hold the insurance proceeds from the insurance carried by Tenant pursuant to Section 12(a) in trust for the purposes of preparing the Premises for occupancy by Tenant in the condition obtaining immediately prior to the casualty.

            (b) To the extent of payments received by Landlord with respect to Rent insurance proceeds, Rent shall be abated proportionately during the period in which, by reason of any such damage or destruction, there is a substantial interference with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises, and such abatement shall continue for the period commencing with such destruction or damage and ending with the substantial completion (as such term is hereinafter defined) by Landlord of such work or repair and/or construction as Landlord is obligated to perform.

            (c) If the Building shall be damaged or destroyed to the extent of fifty (50%) percent or more of the then replacement value thereof, exclusive of foundations, by any cause, or should the damage be occasioned by a casualty for which there was no insurance, either party shall have the right to terminate this Lease on written notice to the other party served within thirty (30) days after such damage or destruction.

            (d) If this Lease shall not be terminated as in this Article 13 provided, Landlord shall restore the Building and the Premises and subparagraphs
(a) and (b) of this Article 13 shall be applicable.

            (e) If at the time of the fire loss or destruction, Landlord is unable to rebuild because of (i) any governmental bureau, department or subdivision thereof shall impose restrictions on the manufacture, sale, distribution and/or use of materials necessary in the construction of the building, or (ii) Landlord is unable to obtain materials from its usual sources due to strikes, lockouts, war, military operations and requirements, National emergencies, etc., and such disability shall continue for four (4) months, either party may cancel this Lease upon giving written notice to the other.

            (f) Tenant hereby waives any and all rights granted by Section 227 of the Real Property Law of the State of New York or any other law of like import now or hereafter enacted.

            (g) As used herein the term "substantially completed" shall mean the date when the Premises are suitable for occupancy by Tenant in accordance with the plans and specifications with the exception of punch list items and insubstantial details of construction, mechanical adjustment or decoration the noncompletion of which does not materially interfere with Tenant's use of the Premises; but if Landlord shall be delayed in such "substantial completion" as a result of (i) Tenant's failure to furnish plans and specifications; (ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in said plans; (iv) the performance or completion of any work, labor or services by a party employed by Tenant; or (v) Tenant's failure to approve final plans, working drawings or reflective ceiling plans, the commencement of the term of said lease and the payment of rent thereunder shall be accelerated by the number of days of such delay. The terms "term" and "term of this Lease" or words of similar import shall be deemed to mean the entire period demised hereby including all renewals or extensions.

                                  SUBORDINATION

      14. (a) This Lease shall be subject and subordinate at all times to the lien of any mortgages (i) now encumbering the Premises or the Building and land of which the Premises are a part and to all advances made or hereafter to be made upon the security thereof, and (ii) hereafter made provided same are made to a lending institution. Tenant shall execute and deliver such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee .. As used in this Lease, the term "lending institution" shall mean savings bank, savings and loan association, bank or trust company, real estate investment trust, insurance company organized under the laws of the United States or any state thereof, university or Federal, State, Municipal or public, or private, employee, welfare, pension or retirement fund or system.

            (b) If requested, Tenant shall within ten (10) days furnish to Landlord balance sheets and operating statements or other financial reports containing the same information for the past five (5) years and such other information, financial or otherwise, concerning Tenant which may reasonably be required by any prospective mortgagee.

            (c) Tenant shall, upon not less than ten (10) days' prior request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same are in full force and effect as modified and identifying the modifications), (ii) the dates to which the Rent and other charges have been paid, and (iii) that so far as the person making the certificate knows, Landlord is not in default under any provisions of this Lease. It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease, and prospective purchaser of the Premises, or any prospective mortgagee, or assignee of any mortgage upon the Premises.

            (d) So long as there is a first mortgage lien encumbering the Premises, Landlord and Tenant shall not, without first obtaining the written consent of such mortgagee, enter into any agreement, the effect of which would be to (i) modify, cancel, terminate or surrender this Lease; (ii) grant any concession in respect thereof; (iii) reduce the Rent or require the prepayment of any rent in advance of the due date thereof; (iv) create any offsets or claims against Rent; (v) assign in whole or in part any of the rents therefrom of Tenant's interest in the Lease or sublet the whole or any portion of the Premises except as provided in this Lease.

            (e) In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until (i) it shall have served written notice, by registered mail, of such act or omission, to Landlord and to the holder of any mortgage whose name and address shall have been furnished to Tenant in writing, at the last address so furnished, and (ii) a reasonable period of time for remedying such act or omission shall have elapsed following the serving of such notice; provided, however, that following the serving of such notice, Landlord or said holder shall, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.

                                 INDEMNIFICATION

      15. Tenant shall indemnify, defend, save and hold Landlord harmless from and against any and all liability and damages and any and all injury, loss, claim, damage or suit of every kind and nature including Landlord's reasonable counsel fees, to any person, firm, association or corporation or to any property arising out of or based upon related to or in any way connected with the use or occupancy of the Premises or the conduct or operation of Tenant's business or in violation of any environmental law, unless such injury, loss, claim or damage is attributable to the negligence of Landlord or its agents, servants or employees.

                                 EMINENT DOMAIN

      16. (a) If the whole of the Premises be taken under the power of eminent domain for any public or quasi-public improvement or use, the term of this Lease shall expire as of the date of vesting of title in the condemning authority.

            (b) If 50% or more of the Premises or Building is taken under the power of eminent domain or for any public or quasi-public purpose, Landlord shall have the option of canceling and terminating this Lease by written notice served within sixty (60) days after the taking, and this Lease shall thereupon expire on the 90th day after the serving by Landlord of said notice.

            (c) If less than 50% of the Premises or Building is taken, this Lease shall remain in full force and effect, however, minimum annual rent and Tenant's pro rata share for the purposes of payment of real estate taxes and insurance premiums and any other additional rent required under this Lease which is based upon the square foot area of the Premises in relation to the Building shall be apportioned, pro rata with the number of square feet of the Building so taken. If Tenant's parking area only is taken, then (i) if 25% or less is taken, this Lease shall not terminate but minimum annual rent only shall, unless Landlord provides substitute parking, substantially equal in size to that which was taken, within sixty (60) days after the taking, for Tenant within reasonable walking distance of the

Premises, be apportioned pro rata in accordance with the size and usefulness of the portion taken; (ii) if more than 25% is taken, then, unless Landlord provides substitute parking, substantially equal in size to that which was taken and within reasonable walking distance of the Premises, within sixty (60) days after the taking, this Lease shall at the option of either Landlord or Tenant, by written notice served between the 61st and 90th days after the taking, be cancelled and terminated effective sixty (60) days from the date of said taking and if such notice is not served, this Lease shall not terminate but minimum rent only shall be apportioned pro rata in accordance with the size and usefulness of the portion taken

            (d) If this Lease is not terminated or terminable under the provisions of this Article 16, Landlord shall, with reasonable dispatch and at Landlord's sole cost and expense, restore, reconstruct and rebuild the remaining portion of the Premises and the Building and all the appurtenances, equipment, utilities, facilities and installations to their condition prior to such taking, in such manner that the resulting building and parking area and driveways shall be a complete and integrated structural, architectural and functional unit similar to and of equal material and workmanship to the Building and parking area and driveways prior to such taking, with all the appurtenances, equipment, utilities, facilities and installations throughout in good working order so as to put both the parking area and driveways and the Premises in proper condition to be used by Tenant for the same purposes as the time of such taking, all in accordance with plans and specifications to be prepared by Landlord, at the sole cost and expense of Landlord.

            (e) If the nature of the work to be performed as a result of the taking is such as to prevent the operation of the business then being conducted thereon, or to make it impractical so to do, then the Rent and other charges to be paid by Tenant under this Lease shall abate until substantial completion, as such term is defined in Article 13 (g), of such work by Landlord.

            (f) In the event of any taking under the power of eminent domain, Landlord shall be entitled to and shall receive the entire award provided that Tenant shall be entitled to and shall receive any part of any award made for Tenant's cost of moving Tenant's trade fixtures.

            (g) In the event of any dispute under the provisions of this Article 16, it shall be resolved by arbitration in Suffolk County, New York before three disinterested and impartial arbitrators, in accordance with the rules of the American Arbitration Association. Each arbitrator shall have a minimum of ten
(10) years experience in dealing with, renting or appraising industrial real estate. All fees and expenses of the arbitrators and the American Arbitration Association shall be borne equally by the parties.

                            RIGHT TO SUBLET OR ASSIGN

      17. The Tenant covenants that it shall not assign this Lease nor sublet the Demised Premises or any part thereof without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, except on the conditions hereinafter stated. The Tenant may assign this Lease or sublet the Demised Premises with Landlord's written consent, providing:

      (a) That such assignment or sublease is for a use which is in compliance with the then existing zoning regulations and the Certificate of occupancy;

      (b) That at the time of such assignment or subletting, there is no default under the terms of this Lease on the Tenant's part;

      (c) That in the event of an assignment the assignee assume in writing the performance of all of the terms and obligations of the within Lease;

      (d) That a duplicate original of said assignment or sublease be delivered by registered mail to the Landlord at the address herein set forth within ten
(10) days from the said assignment or sublease;

      (e) Such assignment or subletting shall not, however, release the within Tenant from its liability for the full and faithful performance of all of the terms and conditions of this Lease;

      (f) If this Lease be assigned, or if the Premises or any part thereof be under let or occupied by anybody other than Tenant, Landlord may after default by Tenant collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the Rent herein reserved;

      (g) Notwithstanding anything contained in this paragraph 17 to the contrary, no assignment or underletting shall be made by Tenant in any event until Tenant has offered to terminate this Lease as of the last day of any calendar month during the term hereof and to vacate and surrender the Demised Premises to Landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed lease), and Landlord within ninety (90) days after receipt thereof has not accepted in writing the offer by Tenant to cancel and terminate said Lease and to vacate and surrender the Demised Premises. Simultaneously with said offer to terminate this Lease, Tenant shall advise the Landlord, in writing, of the name and address of the proposed assignee or subtenant, and all the terms, covenants, and conditions of the proposed sublease or assignment including the exchange of all goods and services. Landlord shall have no obligation to consent or recapture, unless and until Tenant has a bona fide offer to assign or sublet this Lease.

      (h) Tenant may, without the consent of Landlord, and without offering the Landlord the option to terminate this Lease, assign this Lease to an affiliated (i.e. a corporation 20% or more of whose capital stock is owned by the same stockholders owning 20% of Tenant's capital stock or more), parent or subsidiary corporation of Tenant or to a corporation to which it sells or assigns all or substantially all of its assets or with which it may be consolidated or merged, provided such purchasing consolidated, merged or affiliated or subsidiary corporation shall, in writing assume and agree to perform all of the obligations of Tenant under this Lease and it shall deliver such assumption with a copy of such assignment to Landlord within ten (10) days thereafter, and provided further that Tenant shall not be released or discharged from any liability under this Lease by reason of such assignment.

      (i) Whenever Tenant shall claim under this Article or any other part of this Lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction, but in no event with recovery of damages.

                                RIGHT TO INSPECT:
                                  POSTING SIGNS

      18. (a) Tenant shall permit Landlord or Landlord's agents to enter the Premises at all reasonable hours on reasonable notice, with a representative of Tenant present except in an emergency for the purpose of (i) inspecting the same; (ii) making repairs required by the terms of this Lease to be made by Tenant and which Tenant neglects or refuses to make; (iii) exhibiting the Premises to prospective purchasers and mortgagees; (iv) during the twelve (12) months preceding the expiration of this Lease, exhibiting the Premises to brokers and prospective tenants; (v) for the purpose of making any additions or alterations to the Building or to any surrounding building; and (vi) to inspect the Premises and Tenant's operation for the purpose of determining the existence of any release of hazardous substance and Tenant's compliance with environmental laws, provided, in each and every case, Landlord shall use its best efforts not to unreasonably interfere with the conduct of Tenant's business at the Premises. The Tenant reserves the right to limit inspections or access to areas within the Premises leased to the Tenant to protect proprietary or confidential information of Tenant's business. In that regard, Tenant shall have one day to cover or conceal proprietary or confidential material. If at any time entry shall be deemed necessary for the statutory inspection or protection of the Premises or for making any emergency repairs, whether for the benefit of Tenant or not, Landlord or Landlord's agents may enter the Premises upon notification of the Tenant without rendering Landlord or its agents liable to Tenant for damages by reason thereof.

            (b) During the nine (9) months preceding the end of the term, Landlord may post and maintain, without hindrance or molestation, signs or notices indicating that the Premises are for sale and/or for rent; however, no such sign shall be affixed to a door or window of the Premises.

                                   BANKRUPTCY

      19. (a) If, at any time prior to the Commencement Date, or at any time during the Term there shall be filed by or against Tenant in any court, pursuant to any statute, either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty
(30) days thereof Tenant fails to secure a discharge thereof or if Tenant makes an assignment for the benefit of creditors or petition for or enters into an arrangement, this Lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the premises but shall forthwith quit and surrender the Premises, and Landlord, in addition to any other rights may retain any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant as partial liquidated damages.

            (b) In the event of the termination of this Lease pursuant to paragraph (a) of this Article 19, Landlord shall forthwith, notwithstanding any other provision of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the Rent reserved hereunder for the unexpired portion of the term and the then fair and reasonable rental value of the Premises for the same period. In the computation of such damages the difference between any installment of Rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of 4% per annum. If the premises, or any part thereof, be relet by Landlord for the unexpired term of said Lease, the amount of rent reserved upon such reletting shall prima facie be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law, in effect at the time when, and governing the proceeding in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

                                     DEFAULT

      20. (a) If Tenant shall fail to pay any installment of Rent, or any additional rent or 1. other charges as and when the same are required to be paid hereunder, and such default shall continue for a period of ten (10) days after notice, or if Tenant defaults in fulfilling any of the other covenants of this Lease and such default shall continue for a period of twenty (20) days after notice, or if Tenant shall dissolve or liquidate or commence to dissolve or liquidate, or if the Premises become vacant or deserted, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said twenty (20) day period, and if Tenant shall not have diligently commenced curing such default within such twenty (20) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then, in any one or more of such events, Landlord may serve a written three (3) day notice of cancellation of this Lease upon Tenant, and upon the expiration of said three (3) days, this Lease and the term thereunder shall end and expire as fully and completely as if the date of expiration of such three (3) day period were the day hereon definitely fixed for the end and expiration of this Lease, and the term thereof, and Tenant shall then quit and surrender the Premises to Landlord but Tenant shall remain liable as hereinafter provided. If Tenant shall default (i) in the timely payment of any item of Rent, and such default shall continue or be repeated for two consecutive months or for a total of four months in any period of twelve months, or (ii) in the performance of any particular term, condition or covenant of this Lease more than six times in any period of six months, then, notwithstanding that such defaults shall have each been cured within the period after notice, if any, as provided in this Lease, any further similar default shall be deemed to be deliberate and Landlord thereafter may serve a written ten (10) day notice of termination of this Lease to tenant without affording to Tenant an opportunity to cure such further default.

            (b) If (i) the notice provided for in paragraph (a) above shall have been given, and the term shall expire as aforesaid; or (ii) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, or (iii) if Tenant shall fail to move into or take possession of the Premises within fifteen (15) days after the Commencement Date, then, and in any of such events Landlord may re-enter the Premises and dispossess Tenant by summary proceedings and the legal representative of Tenant or other occupant of the Premises and remove their effects and hold the Premises as if this Lease had not been made. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

                              REMEDIES OF LANDLORD

      21. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (i) Rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the Premises in good order or for preparing the same for re-rental; (ii) Landlord may relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and/or (iii) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the Rent herein reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with reletting such as legal expenses reasonable attorneys' fees, brokerage and for keeping the Premises in good order or preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's option may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable for the failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent under such reletting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. In all cases hereunder, and in any suit, action or proceeding of any kind between the parties, it shall be presumptive evidence of the fact of the existence of a charge being due, if Landlord shall produce a bill, notice or certificate of any public official entitled to give such bill, notice or certificate to the effect that such charge appears of record on the books in his office and has not been paid.

                                 ATTORNEY'S FEES

      22. If Tenant shall at any time be in default hereunder, and if Landlord shall institute an action or summary proceeding against Tenant based upon such default and Landlord shall be successful, then Tenant shall reimburse Landlord for the expenses of reasonable attorney's fees and disbursements incurred by Landlord. The amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such expenses.

                WAIVER OF REDEMPTION, COUNTERCLAIM, TRIAL BY JURY

      23. Tenant hereby expressly (i) waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant or any of the covenants and conditions of this Lease or otherwise; (ii) waives all rights to stay summary proceedings; and (iii) agrees that it shall not interpose any counterclaim in any summary proceeding or any action based on non-payment of Rent or any other payments or charges required to be made by Tenant to Landlord. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other with respect to any matters arising out of or connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage and any emergency statutory or any other statutory remedy.

                                    NO WAIVER

      24. No act or thing done by Landlord or Landlord's agents during the Term hereby demised shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant, or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. The words "re-enter" and "re-entry" as used herein are not restricted to their technical legal meaning.

                                   END OF TERM

      25. On the last day of the term hereof or on the earlier termination thereof, Tenant shall peaceably and quietly, leave, surrender and deliver the premises up to Landlord, broom clean, together with any and all alterations, changes, additions and improvements which may have been made upon the Premises (except movable furniture or movable trade fixtures installed at the expense of Tenant) in good repair and good order and safe condition except for reasonable wear and tear and damage by fire, other insured casualty or the elements excepted, and Tenant shall remove all of its personal property from the Premises and any property not so removed shall be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant and without obligation to account therefore. Tenant's obligations under this Article 25 shall survive the expiration or other termination of this Lease.

                                     BROKER

      26. Tenant and Landlord mutually represent that this Lease was brought about by Metro Realty Services, LLC, as broker, and all negotiations with respect to this Lease were conducted exclusively with said broker. Tenant agrees that if any claim is made for commissions by any broker, other than said broker, through or on account of any acts of Tenant, Tenant will hold Landlord free and harmless from any and all liabilities and expenses in connection therewith, including Landlord's reasonable attorney's fees. Landlord shall pay said broker a commission pursuant to a separate agreement.

                                 QUIET ENJOYMENT

      27. Landlord covenants that if and so long as Tenant pays the Rent, and additional rent, and other charges reserved by this Lease, and performs all the terms, covenants and conditions of this Lease on the part of Tenant to be performed, Tenant shall quietly enjoy the premises subject, however, to the terms of this Lease and of any mortgage or mortgages to which this Lease by its terms is subject.

                            NONLIABILITY OF LANDLORD

      28. (a) Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant resulting from any accident or occurrence ( except to the extent caused by or resulting from the negligence of Landlord, its agents, servants or employees other than accidents or occurrences against which Tenant is insured) in or upon the Premises or the Building, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, and steam pipes, stairs, porches, railings or walks;(iv)broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or other pipe or tank in, upon or about the Building or the Premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Building or the Premises or otherwise; (ix) the falling of any interior fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property.

            (b) If Landlord or a successor in interest is an individual (which term as used herein includes aggregates of individuals such as joint ventures, general or limited partnerships or associates) such individual shall be under no personal liability with respect to any of the provisions of this Lease, and if such individual hereto is in breach or default with respect to its obligations under this Lease, Tenant shall look solely to the equity of such individual in the land and building of which the Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against any partner, employee or agent of Landlord by reason of such default by Landlord.

            (c) The word "Landlord" as used herein means only the owner in fee for the time being of the Premises, and in the event of any sale of the Premises, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder and it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

                                  NO ABATEMENT

      29. No diminution or abatement of Rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of additions, repairs or improvements to the Building or to its equipment and fixtures, nor for any space taken to comply with any law, ordinance or order of a governmental authority except as specifically provided in this Lease.

                         APPLICABLE LAW AND CONSTRUCTION

      30. The laws of the State of New York shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The submission of this document to Tenant for examination does not constitute an offer to lease, or a reservation of or option to lease, and becomes effective only upon execution and delivery thereof by Landlord and Tenant. All negotiations, considerations, representations and understandings between the parties are incorporated in this Lease. Landlord or Landlord's agents have made no representations or promises with respect to the Building or the Premises except as herein expressly set forth. The headings of the several articles and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles or sections. Whenever herein the singular number is used, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                 CONSTRUCTION ON ADJACENT PREMISES OR BUILDINGS

      31. If any construction is in progress at, on or about the Building of any excavation or other building operation shall be about to be made or shall be made on any premises adjoining or above or below the Premises or on any portion of the Building, Tenant shall permit Landlord or the adjoining owner or tenant and their respective agents, employees, licensees and contractors, to enter the Premises and to shore the foundations and/or walls thereof, and to erect scaffolding and/or protective barricades around and about the Premises (but not so as to preclude entry thereto) and to do any act or thing necessary for the safety or preservation of the Premises. Tenant's obligations under this Lease shall not be affected by any such construction or excavation work, shoring-up, scaffolding or barricading. Landlord shall not be liable in any such case for any inconvenience, disturbance, loss of business or any other annoyance arising from such construction, excavation, shoring-up, scaffolding or barricades, but Landlord shall use its best efforts so that such work will cause as little inconvenience, annoyance and disturbance to Tenant as possible consistent with accepted construction practice in the vicinity and so that such work shall be expeditiously completed.

                                UTILITY EASEMENT

      32. This Lease is subject and subordinate to any utility, gas, water and electric light or telephone line easements now or hereafter granted, affecting the Premises, the Building or the land upon which they are located, provided that the same do not unreasonably interfere with the Building nor unreasonably interfere with the use of the Premises by Tenant.

                                     NOTICES

      33. All notices to be given hereunder shall be in writing by certified or registered mail addressed to either of the parties at the address hereinabove given or at any other subsequent mailing address they may indicate by notice. Any notice given hereunder by mail shall be deemed delivered when deposited in a United States general or branch post office, addressed as above provided. Tenant hereby authorizes and designates the manager of the Premises as an officer authorized to accept and receive service of process.

                             BINDING EFFECT OF LEASE

      34. The covenants, agreements and obligations contained in this Lease shall, except as herein otherwise provided, extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. Each covenant, agreement, obligation or other provision herein contained shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this Lease unless otherwise expressly provided.

                               UNAVOIDABLE DELAYS

      35. Whenever Landlord shall be required by the terms of this Lease or otherwise to make any improvements or repairs, to furnish any service, to perform any construction or reconstruction or to fulfill any other obligation hereunder, and Landlord shall be delayed in, or prevented from, so doing, Landlord shall not be deemed to be in default and this Lease and the obligation of Tenant to pay Rent hereunder and to perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall not be affected, impaired, or excused, and any time limit herein fixed for Landlord's performance thereof shall be extended if and so long as Landlord's non-performance, delay or default shall be caused by reason of strike or labor troubles, accidents, any rule, order or regulation of any department, or subdivision thereof of any governmental agency, governmental preemption in connection with any national emergency or war, the conditions of supply and demand which have been or are affected by war or other emergency or any other cause beyond Landlord's reasonable control.

                                  APPORTIONMENT

      36. As used in this Lease, the term "Tenant's pro rata share" shall mean
12.33 % of the charge or item in question. In the event Landlord shall increase the size of the Building or in the event Tenant shall lease additional space in the Building, Tenant's pro rata share shall be adjusted to reflect the new ratio which the size of the Premises bears to the size of the Building. In the event Landlord and Tenant are unable to enter into an agreement in writing setting forth Tenant's new pro rata share within thirty (30) days after submittal of such an agreement by Landlord to Tenant or Tenant to Landlord, the dispute shall be resolved by arbitration in accordance with the provisions of paragraph 16(g).

                                    SECURITY

      37. Tenant has deposited with Landlord the sum of $7,287.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages, or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee of lessee and Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be release by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord not its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrances.

      IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                                                MARLMAR ASSOCIATES, LLC

                                            By:  /s/ Craig Padover
                                                --------------------------------

                                                NASTECH PHARMACEUTICAL CO., INC.

                                            By:  /s/ Gregory Weaver
                                                --------------------------------